DATA TRANSMISSION NETWORK CORPORATION











                          COMMON STOCK PURCHASE WARRANT











                           Expiring December 11, 2005









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                                TABLE OF CONTENTS

1.       Exercise of Warrant ................................................ 1

         1.1.     Manner of Exercise ........................................ 1
         1.2.     When Exercise Deemed Effected ............................. 2
         1.3.     Delivery of Stock Certificates, Etc. ...................... 2
         1.4.     Company to Reaffirm Obligations ........................... 3

2.       Adjustments ........................................................ 3

         2.1.     Number of Shares; Warrant Price ........................... 3
         2.2.     Adjustment of Warrant Price ............................... 3
                  2.2.1.   Issuance of Additional Shares of Common Stock..... 3
                  2.2.2.   Extraordinary Dividends and Distributions ........ 4
         2.3.     Treatment of Options and Convertible Securities ........... 4
         2.4.     Treatment of Stock Dividends, Stock Splits, Etc. .......... 7
         2.5.     Computation of Consideration .............................. 7
         2.6.     Adjustments for Combinations. Etc. ........................ 8
         2.7.     Dilution in Case of Other Securities ...................... 8
         2.8.     Minimum Adjustment of Warrant Price ....................... 9

3.       Consolidation, Merger, Sale of Assets, Reorganization, Etc. ........ 9
         3.1.     General Provisions......................................... 9
         3.2.     Assumption of Obligations .................................11

4.       Other Dilutive Events ..............................................11

5.       No Dilution or Impairment ..........................................11

6.       Accountants' Report as to Adjustments...............................12

7.       Notices of Corporate Action ........................................12

8.       Restrictions on Transfer ...........................................13
         8.1.     Restrictive Legends........................................13
         8.2.     Notice of Proposed Transfer; Opinions of Counsel ..........13
         8.3.     Termination of Restrictions................................14
         8.4      Holder's Representations and Warranties....................14

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9.       Registration Under Securities Act, Etc. ............................15
         9.1.     Incidental Registration ...................................15
         9.2.     Registration Procedures ...................................17
         9.3.     Underwritten Offerings ....................................21
                  9.3.1.   Incidental Underwritten Offerings ................21
                  9.3.2.   Holdback Agreements ..............................21
         9.4.     Preparation; Reasonable Investigation .....................22
         9.5.     Rights of Requesting Holders ..............................22
         9.6.     Indemnification ...........................................22
         9.7.     Adjustments Affecting Registrable Securities ..............25
         9.8.     Other Registration of Common Stock ........................25
         9.9.     Nominees for Beneficial Owners ............................25
         9.10.    Rule 144 and Rule 144A ....................................26

10.      Availability of Information ........................................26

11.      Reservation of Stock. Etc. .........................................26

12.      Listing on Securities Exchange .....................................26

13.      Ownership, Transfer and Substitution of Warrants ...................26
         13.1.    Ownership of Warrants .....................................26
         13.2.    Transfer and Exchange of Warrants .........................27
         13.3.    Replacement of Warrants ...................................27

14.      Definitions ........................................................27

15.      Remedies ...........................................................32

16.      No Rights or Liabilities as Stockholder ............................32

17.      Notices  ...........................................................33

18.      Expiration; Notice .................................................33

19.      Miscellaneous ......................................................33



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THIS WARRANT AND ANY SHARES  ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT
BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH SUCH ACT AND APPLICABLE STATE SECURITIES LAWS. THIS
WARRANT  AND  SUCH  SHARES  ARE  ALSO   SUBJECT  TO  CERTAIN   RESTRICTIONS   ON
TRANSFERABILITY SET FORTH IN THIS WARRANT.



                          Common Stock Purchase Warrant
                           Expiring December 11, 2005


                                                                 Omaha, Nebraska
                                                               December 11, 1998


         DATA TRANSMISSION NETWORK CORPORATION, a Delaware corporation (the "Company"), for value received, hereby certifies that Peter R. Leavitt, or registered assigns, is entitled to purchase from the Company 5,176 duly authorized, validly issued, fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Company (the "Common Stock") at the purchase price per share of $34.00, at any time or from time to time prior to 3 P.M., New York City time, on December 11, 2005, all subject to the terms, conditions and adjustments set forth below in this Warrant.

         This Warrant is one of the Common Stock Purchase Warrants issued in connection with the Company's acquisition of all of the issued and outstanding capital stock of Weather Services Corporation, a Massachusetts corporation ("WSC"), pursuant to the Agreement and Plan of Merger (the "Merger Agreement"), dated as of November 12, 1998 between the Company, Merger Sub, WSC, and ABRY. Certain capitalized terms used in this Warrant are defined in Section 14. If a capitalized term used in this Warrant is not defined in Section 14, or elsewhere in this Warrant, such term shall have the meaning given such term in the Merger Agreement.

         1.   Exercise of Warrant.

              1.1.  Manner of Exercise.

              (a) This Warrant may be exercised by the holder hereof, in whole or in part, during normal business hours on any Business Day prior to the expiration of this Warrant by surrender of this Warrant, with the form of subscription at the end hereof (or a reasonable facsimile thereof) duly executed by such holder, to the Company at its principal office (or, if such exercise shall be in connection with an underwritten Public Offering of shares of Common Stock (or Other Securities) subject to this Warrant, at the location at which the Company shall have agreed to deliver the shares of Common Stock (or Other Securities) subject to such offering), accompanied by payment, in

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         cash or by certified or official bank check payable to the order of the
         Company, in the amount obtained by multiplying (a) the number of shares of Common Stock (without giving effect to any adjustment therein) designated in such form of subscription by (b) the Warrant Price, and such holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) determined as provided in Sections 2 through 4.

              (b) Holder may elect in writing delivered to the Company as provided above to receive, without payment of additional consideration, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company at its principal office. Thereupon, the Company shall issue to such holder such number of fully paid and nonassessable shares of Common Stock as is computed using the following formula:

                                  X = Y (A-B)
                                         A
         where X = the number of shares to be issued to such holder pursuant to this subsection 1.1(b).

                 Y = the number of shares covered by this Warrant in respect of which the net issue election is made pursuant to this subsection 1.1(b).

                 A = the Market Price of one share of Common Stock as at the time the net issue election is made pursuant to this subsection 1.1(b).

                 B = the Warrant Price in effect under this Warrant at the time the net issue election is made pursuant to this subsection 1.1(b).

              1.2. When Exercise Deemed Effected. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the Business Day on which this Warrant shall have been surrendered to the Company as provided in Section 1.1, and at such time the person or persons in whose name or names any certificate or certificates for shares of Common Stock (or Other Securities) shall be issuable upon such exercise as provided in
Section 1.3 shall be deemed to have become the holder or holders of record thereof.

              1.3. Delivery of Stock Certificates, Etc. As soon as practicable after the exercise of this Warrant, in whole or in part, and in any event within ten (10) Business Days thereafter (unless such exercise shall be in connection with an underwritten Public Offering of shares of Common Stock (or Other Securities) subject to this Warrant, in which event concurrently with such exercise), the Company at its expense (including the payment by it of any taxes (other than transfer taxes) applicable to the Company) will cause to be issued

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in the name of and delivered to the holder  hereof or,  subject to Section 8, as such holder (upon payment by such holder of any applicable transfer taxes) may direct,

              (a) a certificate or certificates for the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock (or Other Securities) to which such holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such holder would otherwise be entitled, cash in an amount equal to the same fraction of the Market Price per share of such Common Stock (or Other Securities) on the Business Day next preceding the date of such exercise, and

              (b) in case such exercise is in part only, a new Warrant of like tenor, calling in the aggregate on the face thereof for the number of shares of Common Stock equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares designated by the holder upon such exercise as provided in Section 1.1.

              1.4. Company to Reaffirm Obligations. The Company will, at the time of or at any time after each exercise of this Warrant, upon the request of the holder hereof or of any shares of Common Stock (or Other Securities) issued upon such exercise, acknowledge in writing its continuing obligation to afford to such holder all rights (including, without limitation, any right of registration of any shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant pursuant to Section 9) to which such holder shall continue to be entitled after such exercise in accordance with the terms of this Warrant, provided that if any such holder shall fail to make any such request, the failure shall not affect the continuing obligation of the Company to afford such rights to such holder.

         2.   Adjustments.

              2.1. Number of Shares; Warrant Price. The number of shares of Common Stock which the holder of this Warrant shall be entitled to receive upon each exercise hereof shall be determined by multiplying the number of shares of Common Stock which would otherwise (but for the provisions of this Section 2) be issuable upon such exercise, as designated by the holder hereof pursuant to
Section 1.1, by a fraction of which (a) the numerator is $34.00 and (ii) the denominator is the Warrant Price in effect on the date of such exercise. The "Warrant Price" shall initially be $34.00 per share, and shall be adjusted and readjusted from time to time as provided in this Section 2 and, as so adjusted or readjusted, shall remain in effect until a further adjustment or readjustment thereof is required by this Section 2.

              2.2. Adjustment of Warrant Price.

              2.2.1. Issuance of Additional Shares of Common Stock. In case the Company, at any time or from time to time after December 11, 1998 (the "Initial Date"), shall issue or sell Additional Shares of Common Stock (including Additional Shares of Common Stock deemed to be issued pursuant to Section 2.3 or

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2.4) without  consideration or for a consideration  per share less than the Base
Price in effect, in each case, on the date of and immediately prior to such issue or sale, then, and in each such case, subject to Section 2.8, such Warrant Price shall be reduced, concurrently with such issue or sale, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction,

              (a) the numerator of which shall be (i) the number of shares of Common Stock outstanding immediately prior to such issue or sale plus
         (ii) the number of shares of Common Stock which the aggregate consideration received by the Company for the total number of such Additional Shares of Common Stock so issued or sold would purchase at the Base Price, and

              (b) the denominator of which shall be the number of shares of Common Stock outstanding immediately after such issue or sale,

provided that, for the purposes of this Section 2.2.1 (x) immediately after any Additional Shares of Common Stock are deemed to have been issued pursuant to
Section 2.3 or 2.4, such Additional Shares shall be deemed to be outstanding, and (y) treasury shares shall not be deemed to be outstanding.

              2.2.2.  Extraordinary  Dividends  and  Distributions.  In case the
Company at any time or from time to time after the Initial Date shall declare, order, pay or make a dividend or other distribution (including, without limitation, any distribution of other or additional stock or other securities or property or Options by way of dividend or spin-off, reclassification, recapitalization or similar corporate rearrangement) on any Common Stock, other than (a) a dividend payable in Additional Shares of Common Stock or in Options for Common Stock or (b) a dividend payable in cash and declared out of the earned surplus of the Company, then, and in each such case, subject to Section 2.8, the Warrant Price in effect immediately prior to the close of business on the record date fixed for the determination of holders of any class of securities entitled to receive such dividend or distribution shall be reduced, effective as of the close of business on such record date, to a price (calculated to the nearest .001 of a cent) determined by multiplying such Warrant Price by a fraction,

                   (x) the numerator of which shall be the Current  Market Price in effect on such record date or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading, less the value of such dividend or distribution (as determined in good faith by the Board of Directors of the Company) applicable to one share of Common Stock, and

                   (y) the  denominator  of which shall be such  Current  Market
              Price.

              2.3. Treatment of Options and Convertible Securities. In case the Company at any time or from time to time after the Initial Date shall issue, sell, grant or assume, or shall fix a record date for the determination of holders of any class of securities entitled to receive, any Options or Convertible Securities, then, and in each such case, the maximum number of

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Additional  Shares of Common  Stock  (as set  forth in the  instrument  relating thereto, without regard to any provisions contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or, in the case of Convertible Securities and Options therefor, the conversion or exchange of such Convertible Securities, shall be deemed to be issued for purposes of
Section 2.2 as of the time of such issue, sale, grant or assumption or, in case such a record date shall have been fixed, as of the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), provided that such Additional Shares of Common Stock shall not be deemed to have been issued unless the consideration per share (determined pursuant to Section 2.5) of such shares would be less than the Base Price in effect, in each case, on the date of and immediately prior to such issue, sale, grant or assumption or immediately prior to the close of business on such record date (or, if the Common Stock trades on an ex-dividend basis, on the date prior to the commencement of ex-dividend trading), as the case may be, and provided, further, that in any such case in which Additional Shares of Common Stock are deemed to be issued,

              (a) no further adjustment of the Warrant Price shall be made upon the subsequent issue or sale of Additional Shares of Common Stock or Convertible Securities upon the exercise of such Options or the conversion or exchange of such Convertible Securities;

              (b) if such Options or Convertible Securities by their terms provide, with the passage of time or otherwise, for any increase in the consideration payable to the Company, or decrease in the number of Additional Shares of Common Stock issuable, upon the exercise, conversion or exchange thereof (by change of rate or otherwise), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon any such increase or decrease becoming effective, be recomputed to reflect such increase or decrease insofar as it affects such Options, or the rights of conversion or exchange under such Convertible Securities, which are outstanding at such time;

              (c) upon the expiration of any such Options or of the rights of conversion or exchange under any such Convertible Securities which shall not have been exercised (or upon purchase by the Company and cancellation or retirement of any such Options which shall not have been exercised or of any such Convertible Securities the rights of conversion or exchange under which shall not have been exercised), the Warrant Price computed upon the original issue, sale, grant or assumption thereof (or upon the occurrence of the record date, or date prior to the commencement of ex-dividend trading, as the case may be, with respect thereto), and any subsequent adjustments based thereon, shall, upon such expiration (or such cancellation or retirement, as the case may be), be recomputed as if:

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                   (x) in the case of options for Common Stock or of Convertible
              Securities, the only Additional Shares of Common Stock issued or sold were the Additional Shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or the conversion or exchange of such Convertible Securities and the consideration received therefor was (i) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such options, whether or not exercised, plus (B) the consideration actually received by the Company upon such exercise, minus (C) the consideration paid by the Company for any purchase of such Options which were not exercised, or (ii) an amount equal to (A) the consideration actually received by the Company for the issue, sale, grant or assumption of all such Convertible Securities which were actually converted or exchanged, plus (B) the additional consideration, if any, actually received by the Company upon such conversion or exchange, minus (C) the consideration paid by the Company for any purchase of such Convertible Securities the rights of conversion or exchange under which were not exercised, and

                   (y) in the case of Options for Convertible  Securities,  only the Convertible Securities, if any, actually issued or sold upon the exercise of such Options were issued at the time of the issue, sale, grant or assumption of such options, and the consideration received by the Company for the Additional Shares of Common Stock deemed to have then been issued was an amount equal to (i) the consideration actually received by the Company for the issue, sale, grant or assumption of all such options, whether or not exercised, plus (ii) the consideration deemed to have been received by the Company (pursuant to Section 2.4) upon the issue or sale of the Convertible Securities with respect to which such options were actually exercised, minus (iii) the consideration paid by the Company for any purchase of such Options which were not exercised;

              (d) no readjustment pursuant to subdivision (b) or (c) above shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment thereof originally made in respect of the issue, sale, grant or assumption of such Options or Convertible Securities; and

              (e) in the case of any such Options which expire by their terms not more than 30 days after the date of issue, sale, grant or assumption thereof, no adjustment of the Warrant Price shall be made until the expiration or exercise of all such Options, whereupon such adjustment shall be made in the manner provided in subdivision (c) above.

         In case at any time after the Initial Date the Company shall be required to increase the number of Additional Shares of Common Stock subject to any Option or into which any Convertible Securities (other than the Warrants)

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are  convertible  or  exchangeable  pursuant to the  operation of  anti-dilution provisions applicable thereto, such Additional Shares of Common Stock shall be deemed to be issued for purposes of Section 2.2 as of the time of such increase.

              2.4. Treatment of Stock Dividends, Stock Splits, Etc. In case the Company at any time or from time to time after the Initial Date shall declare or pay any dividend or other distribution on any class of stock of the Company payable in Common Stock, or shall effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock), then, and in each such case, Additional Shares of Common Stock shall be deemed to have been issued (a) in the case of any such dividend, immediately after the close of business on the record date for the determination of holders of any class of securities entitled to receive such dividend, or (b) in the case of any such subdivision, at the close of business on the day immediately prior to the day upon which such corporate action becomes effective.

              2.5.  Computation  of  Consideration.  For  the  purposes  of this
Section 2:

              (a) The consideration for the issue or sale of any Additional Shares of Common Stock or for the issue, sale, grant or assumption of any Options or Convertible Securities, irrespective of the accounting treatment of such consideration, shall

                   (x) insofar as it consists of cash, be computed at the amount of cash received by the Company, without deducting any expenses paid or incurred by the Company or any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services and any accrued interest or dividends in connection with such issue or sale,

                   (y) insofar as it consists of consideration (including securities) other than cash, be computed at the fair value thereof at the time of such issue or sale, as determined in good faith by the Board of Directors of the Company, without deducting any expenses paid or incurred by the Company for any commissions or compensation paid or concessions or discounts allowed to underwriters, dealers or others performing similar services and any accrued interest or dividends in connection with such issue or sale, and

                   (z) in case  Additional  Shares of Common Stock are issued or sold or Convertible Securities are issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a consideration which covers both, be the proportion of such consideration so received, computed as provided in subdivisions (x) and (y) above, allocable to such Additional Shares of Common Stock or Convertible Securities, as the case may be, all as determined in good faith by the Board of Directors of the Company.

              (b) All options issued, sold, granted or assumed together with other stock or securities or other assets of the Company for a

                                       10
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         consideration which covers both, all Additional Shares of Common Stock,
         Options or Convertible Securities issued in payment of any dividend or other distribution on any class of stock of the Company and all Additional Shares of Common Stock issued to effect a subdivision of the outstanding shares of Common Stock into a greater number of shares of Common Stock (by reclassification or otherwise than by payment of a dividend in Common Stock) shall be deemed to have been issued without consideration.

              (c) Additional Shares of Common Stock deemed to have been issued for consideration pursuant to Section 2.3, relating to Options and Convertible Securities, shall be deemed to have been issued for a consideration per share determined by dividing

                   (x) the total amount,  if any, received and receivable by the
              Company as consideration for the issue, sale, grant or assumption of the Options or Convertible Securities in question, plus the minimum aggregate amount of additional consideration (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such consideration) payable to the Company upon the exercise in full of such Options or the conversion or exchange of such Convertible Securities or, in the case of Options for Convertible Securities, the exercise of such Options for Convertible Securities and the conversion or exchange of such Convertible Securities, in each case computing such consideration as provided in the foregoing subdivision (a), by

                   (y) the  maximum  number of  shares  of Common  Stock (as set forth in the instruments relating thereto, without regard to any provision contained therein for a subsequent adjustment of such number) issuable upon the exercise of such Options or the conversion or exchange of such Convertible Securities.

              (d) Additional Shares of Common Stock issued or deemed to have been issued pursuant to the operation of anti-dilution provisions applicable to Convertible Securities (other than the Warrants), Options or other securities of the Company (either as a result of the adjustments provided for by the Warrants or otherwise) shall be deemed to have been issued without consideration.

              2.6. Adjustments for Combinations, Etc. In case the outstanding shares of Common Stock shall be combined or consolidated, by reclassification or otherwise, into a lesser number of shares of Common Stock, the Warrant Price in effect immediately prior to such combination or consolidation shall, concurrently with the effectiveness of such combination or consolidation, be proportionately increased.

              2.7. Dilution in Case of Other Securities. In case any Other Securities shall be issued or sold or shall become subject to issue or sale upon the conversion or exchange of any Common Stock (or Other Securities) of the Company (or any issuer of Other Securities or any other Person referred to in Section 3) or to subscription, purchase or other acquisition pursuant to any

                                       11
options issued or granted by the Company (or any such other issuer or Person) for a consideration such as to dilute, on a basis consistent with the standards established in the other provisions of this Section 2, the purchase rights granted by this Warrant, then, and in each such case, the computations, adjustments and readjustments provided for in this Section 2 with respect to the Warrant Price shall be made as nearly as possible in the manner so provided and applied to determine the amount of Other Securities from time to time receivable upon the exercise of this Warrant, so as to protect the holder of this Warrant against the effect of such dilution.

              2.8. Minimum Adjustment of Warrant Price. If the amount of any adjustment of the Warrant Price required pursuant to this Section 2 would be less than one-tenth of one percent of the Warrant Price in effect at the time such adjustment is otherwise so required to be made, such amount shall be carried forward and adjustment with respect thereto made at the time of and together with any subsequent adjustment which, together with such amount and any other amount or amounts so carried forward, shall aggregate at least one-tenth of one percent of such Warrant Price; provided that, upon the exercise of this Warrant, all adjustments carried forward and not theretofore made up to and including the date of such exercise shall be made to the nearest one one-hundredth of a cent.

         3.   Consolidation, Merger, Sale of Assets, Reorganization. Etc.

              3.1. General Provisions. In case the Company, after the Initial Date, (a) shall consolidate with or merge into any other Person and shall not be the continuing or surviving corporation of such consolidation or merger, or (b) shall permit any other Person to consolidate with or merge into the Company and the Company shall be the continuing or surviving Person but, in connection with such consolidation or merger, Common Stock or Other Securities shall be changed into or exchanged for cash, stock or other securities of any other Person or any other property, or (c) shall transfer all or substantially all of its properties and assets to any other Person, or (d) shall effect a capital reorganization or reclassification of Common Stock or Other Securities (other than a capital reorganization or reclassification resulting in the issue of additional Shares of Common Stock for which adjustment in the Warrant Price is provided in Section
2.2.1 or 2.2.2), then, and in the case of each such transaction, the Company shall give written notice thereof to the holder of this Warrant not less than 30 days prior to the consummation thereof and proper provision shall be made so that, upon the basis and the terms and in the manner provided in this Section 3, the holder of this Warrant, upon the exercise hereof at any time after the consummation of such transaction, shall be entitled to receive, at the aggregate Warrant Price in effect at the time of such consummation for all Common Stock (or other Securities) issuable upon such exercise immediately prior to such consummation, in lieu of the Common Stock (or Other Securities) issuable upon such exercise prior to such consummation, either of the following, as such holder shall elect by written notice to the Company on or before the date immediately preceding the date of the consummation of such transaction (and, in the absence of such notice, the provisions of subdivision (y) below shall be deemed to have been elected by such holder):

                                       12

                   (x) the highest amount of cash,  securities or other property to which such holder would actually have been entitled as a shareholder upon such consummation if such holder had exercised this Warrant immediately prior thereto, subject to adjustments (subsequent to such consummation) as nearly equivalent as possible to the adjustments provided for in Section 2 and this Section 3, provided that if a purchase, tender or exchange offer shall have been made to and accepted by the holders of Common Stock under circumstances in which, upon completion of such purchase, tender or exchange offer, the maker thereof, together with members of any group (within the meaning of Section 13(d)(3) of the Exchange Act) of which such maker is a part, and together with any affiliate or associate of such maker (within the meaning of Rule 12b-2 under the Exchange Act) and any members of any such group of which any such affiliate or associate is a part, own beneficially (within the meaning of Rule 13d-3 under the Exchange Act) more than 50% of the outstanding shares of Common Stock, and if the holder of this Warrant so designates in such notice given to the Company, the holder of this Warrant shall be entitled to receive the highest amount of cash, securities or other property to which such holder would actually have been entitled as a shareholder if the holder of this Warrant had exercised this Warrant prior to the expiration of such purchase, tender or exchange offer, accepted such offer and all of the Common Stock held by such holder had been purchased pursuant to such purchase, tender or exchange offer, subject to adjustments (from and after the consummation of such purchase, tender or exchange offer) as nearly equivalent as possible to the adjustments provided for in Section 2 and this Section 3; or

                   (y) the number of shares of Voting Common Stock (or equivalent equity interests) of the Acquiring Person or, if the Acquiring Person fails to meet, but its Parent meets, the requirements set forth in the proviso below, of its Parent, subject to adjustments (subsequent to such corporate action) as nearly equivalent as possible to the adjustments provided for in
              Section 2 and this Section 3, determined by dividing (i) the product obtained by multiplying (A) the number of shares of Common Stock (or Other Securities) to which the holder of this Warrant would have been entitled had such holder exercised this Warrant immediately prior to the consummation of such transaction, times
              (B) the greater of the Acquisition Price and the Warrant Price in effect on the date immediately preceding the date of such consummation, by (ii) the Current Market Price per share of the Voting Common Stock (or equivalent equity interests) of the Acquiring Person or its Parent, as the case may be, on the date immediately preceding the date of such consummation;

provided that the Company shall not effect any of the transactions described in subdivisions (a) through (d) above unless, immediately after the date of the consummation of such transaction, the Acquiring Person or its Parent is required to file, by virtue of having an outstanding class of Voting Common Stock (or equivalent equity interests), reports with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act, and such Voting Common Stock (or

                                       13
equivalent equity interest) is listed or admitted to trading on a national securities exchange or is quoted in the NASD automated quotation system. In the event that the Acquiring Person fulfills the requirements contained in the immediately preceding proviso, then, if the holder of this Warrant shall elect (or shall be deemed to elect) to receive Voting Common Stock (or equivalent equity interests) pursuant to subdivision (y) above, such holder shall be entitled to receive, upon the basis stated in such subdivision (y), only the Voting Common Stock (or equivalent equity interests) of the Acquiring Person.

              3.2. Assumption of Obligations. Notwithstanding anything contained in this Warrant or the Merger Agreement to the contrary, the Company will not effect any of the transactions described in subdivisions (a) through (d) of
Section 3.1 unless, prior to the consummation thereof, each Person (other than the Company) which may be required to deliver any cash, stock or other securities or other property upon the exercise of this Warrant as provided herein shall assume, by written instrument delivered to, and reasonably satisfactory to, the holder of this Warrant, (a) the obligations of the Company under this Warrant (and if the Company shall survive the consummation of such transaction, such assumption shall be in addition to, and shall not release the Company from, any continuing obligations of the Company under this Warrant) and
(b) the obligation to deliver to such holder such cash, stock or other securities or other property as, in accordance with the foregoing provisions of this Section 3, such holder may be entitled to receive, and such Person shall have similarly delivered to such holder an opinion of counsel for such Person, which counsel shall be reasonably satisfactory to such holder, stating that this Warrant shall thereafter continue in full force and effect and the terms hereof (including, without limitation, all of the provisions of Section 2 and this Section 3) shall be applicable to the cash, stock or other securities or other property which such Person may be required to deliver upon any exercise of this Warrant or the exercise of any rights pursuant hereto.

         4. Other Dilutive Events. In case any event shall occur as to which the provisions of Section 2 or Section 3 are not strictly applicable but the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of such sections, then, in each such case, the Company shall appoint a firm of independent public accountants of recognized national standing (which may be the regular auditors of the Company), which shall give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in Sections 2 and 3, necessary to preserve, without dilution, the purchase rights represented by this Warrant. Upon receipt of such opinion the Company will promptly mail a copy thereof to the holder of this Warrant and shall make the adjustments described therein.

         5. No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against dilution or other impairment. Without limiting the

                                       14
generality of the foregoing, the Company (a) will not permit the par value of any shares of stock receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock upon the exercise of all outstanding warrants issued by the Company (including this Warrant) from time to time, and (c) will not take any action which results in any adjustment of the Warrant Price if the total number of shares of Common Stock (or Other Securities) issuable after the action upon the exercise of all outstanding warrants issued by the Company (including this Warrant) would exceed the total number of shares of Common Stock (or other Securities) then authorized by the Company's certificate of incorporation and available for the purpose of issue upon such exercise.

         6. Accountants' Report as to Adjustments. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable upon the exercise of this Warrant, the Company at its expense will promptly compute such adjustment or readjustment in accordance with the terms of this Warrant, and will prepare a certificate of the chief financial officer of the Company setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including without limitation a statement of (a) the consideration received or to be received by the Company for any Additional Shares of Common Stock issued or sold or deemed to have been issued, (b) the number of shares of Common Stock outstanding or deemed to be outstanding, and (c) the Warrant Price in effect immediately prior to such issue or sale and as adjusted and readjusted (if required by Section 2) on account thereof. The Company will forthwith mail a copy of each such certificate to each holder of a Warrant and will, upon the written request at any time of the holder of this Warrant, furnish to such holder a like certificate setting forth the Warrant Price at the time in effect and showing in reasonable detail how it was calculated. In addition, with respect to any fiscal year of the Company during which any such adjustment or readjustment shall have been made, the Company will cause the independent public accountants reporting upon the Company's financial statements for such fiscal year to verify, concurrently with their annual audit of the Company's financial statements, the computations made by the Company during such fiscal year and to prepare and to deliver to the holder of this Warrant a report setting forth substantially the information described above in this Section 6 with respect to all such adjustments and readjustments. The Company will also keep copies of all such certificates and reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by the holder of this Warrant or any prospective purchaser of this Warrant designated by the holder thereof.

         7. Notices of Corporate Action. In the event of

              (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                                       15

              (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger involving the Company and any other Person or any transfer of all or substantially all the assets of the Company to any other Person, or

              (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

the Company will mail to the holder of this Warrant a notice specifying (x) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, and (y) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified, in the case of any date referred to in the foregoing subdivision (x), and at least 30 days prior to the date therein specified, in the case of the date referred to in the foregoing subdivision (y).

         8.   Restrictions on Transfer.

              8.1.  Restrictive  Legends.  Except as otherwise permitted by this
Section 8, each certificate for Common Stock (or Other Securities) issued upon the exercise of this Warrant and each certificate issued upon the direct or indirect Transfer of any such Common Stock (or Other Securities) shall be stamped or otherwise imprinted with a legend in substantially the following form:

         "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred except in compliance with such Act and applicable state securities laws. Such shares are also subject to certain restrictions on transferability imposed by a Common Stock Purchase Warrant expiring December 11, 2005, a copy of which is on file at the offices of the Company."

              8.2. Notice of Proposed Transfer; Opinions of Counsel. Prior to any Transfer of any Restricted Securities which are not registered under an effective registration statement under the Securities Act (other than a Transfer pursuant to Rule 144 or any comparable rule under such Act), the holder thereof will give written notice to the Company of such holder's intention to effect such Transfer and to comply in all other respects with this Section 8.2. Each such notice (a) shall describe the manner and circumstances of the proposed Transfer in sufficient detail to enable counsel to render the opinions referred to below, and (b) shall designate counsel for the holder giving such notice (who

                                       16
may be internal counsel for such holder). The holder giving such notice will submit a copy thereof to the counsel designated in such notice and the Company will promptly submit a copy thereof to its counsel. The following provisions shall then apply:

                   (x) If in the  opinion  of such  counsel  for the  holder the proposed Transfer may be effected without registration (a copy of which opinion shall be delivered to the Company), and if such opinion is reasonably satisfactory to the Company, such holder shall thereupon be entitled to Transfer such Restricted Securities in accordance with the terms of the notice delivered by such holder to the Company. Each Warrant or certificate, if any, issued upon or in connection with such Transfer shall bear the appropriate restrictive legend set forth in Section 8.1 unless, in the opinion of such counsel and the Company's counsel, such legend is no longer required to insure compliance with the Securities Act.

                   (y) If the  opinion of such  counsel for the holder is not to the effect that the proposed Transfer may legally be effected without registration of such Restricted Securities under the Securities Act, such holder shall not be entitled to Transfer such Restricted Securities (other than in a Transfer pursuant to Rule
              144 or any comparable rule under the Securities Act) until the conditions specified in subdivision (x) above shall be satisfied or until registration of such Restricted Securities under the Securities Act has become effective.

Notwithstanding the foregoing provisions of this Section 8.2, the holder of any Restricted Securities shall be permitted to Transfer any such Restricted Securities pursuant to Rule 144A under the Securities Act, provided that each transferee agrees in writing to be bound by all the restrictions on transfer of such Restricted Securities contained in this Section 8.2.

              8.3. Termination of Restrictions. The restrictions imposed by this
Section 8 upon the transferability of Restricted Securities shall cease and terminate as to any particular Restricted Securities (a) when such securities shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such Restricted Securities, (a) when, in the opinions of both counsel for the holder thereof and counsel for the Company, such restrictions are no longer required in order to insure compliance with the Securities Act, or (c) when such securities may be immediately sold by the holder as determined under Rule 144 under the Securities Act. Whenever such restrictions shall terminate as to any Restricted Securities, as soon as practicable thereafter and in any event within ten Business Days, the holder thereof shall be entitled to receive from the Company, without expense (other than transfer taxes, if any), new securities of like tenor not bearing the applicable legend set forth in Section 8.1 hereof.

              8.4.  Holder's  Representations  and  Warranties.   Holder  hereby
represents and warrants to the Company as follows:


                                       17

              (a) Holder is acquiring this Warrant and any shares of Common Stock acquired upon exercise of this Warrant for its own account, for investment and not with a view to any "distribution" within the meaning of the Securities Act.

              (b) Holder is knowledgeable and experienced in making venture capital investments, is able to bear the economic risk of loss of its investment in the Company, has been granted the opportunity to make an investigation of the affairs of the Company and has used such opportunity either directly or through its authorized representative.

              (c) Holder understands that because the shares of Common Stock issuable under this Warrant have not been registered under the Securities Act, it cannot dispose of any or all of such shares of Common Stock unless such shares are subsequently registered under the Securities Act or exemptions from registration are available. Holder acknowledges and understands that, except as provided in this Warrant, it has no registration rights. By reason of these restrictions, Holder understands that it may be required to hold such shares of Common Stock for an indefinite period of time.

              (d) Holder is an "accredited investor" as such term is defined in Regulation D promulgated under the Securities Act.

              9. Registration under Securities Act, Etc.

              9.1. Incidental Registration.

              (a) Right to Include Registrable Securities. If the Company at any time on or prior to December 11, 2005 proposes to register any of its securities under the Securities Act (other than by a registration on Form S-4 or S-8 or any successor or similar forms), whether or not for sale for its own account, in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Section 9.1. Upon the written request of any such holder made within 20 days after receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Securities in the registration statement which covers the securities which the Company proposes to register, provided that (x) the Company shall not be required to effect the registration pursuant to this Section 9.1 of any Warrants (but shall be required to effect the registration of Registrable Securities described in clauses (b) and
         (c) of the  definition of  Registrable  Securities)  and (y) if, at any

                                       18
         time after  giving  written  notice of its  intention  to register  any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other securities. The Company will pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to this Section 9.1.

              (b) Priority in Incidental Registrations. If a registration pursuant to this Section 9.1 involves an underwritten offering and the managing underwriter advises the Company in writing that, in its opinion, that the dollar amount or number of shares of Registrable Securities and other shares of Common Stock or Other Securities to be included in the offering exceeds the maximum dollar amount or number that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method or the probability of success of such offering (the "Maximum Number of Shares"), then the Company shall include in such registration:

                   (x) if the registration is a primary offering for the Company, (i) first, the shares of Common Stock or Other Securities that the Company proposes to sell for its own account which can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or Other Securities requested to be included in such registration by the holders thereof with registration rights granted prior to the date hereof which can be sold without exceeding the Maximum Number of Shares (allocated pro rata among such other security holders, as nearly as practicable, on the basis of the number of shares of Common Stock or Other Securities requested to be included in such offering by such other security holders); and (iii) third, to the extent the Maximum Number of Shares has not been reached under the foregoing clauses (i) and (ii), the Registrable Securities and shares of Common Stock or Other Securities requested to be included in such registration by the holder of this Warrant and other security holders with registration rights which can be sold without exceeding the Maximum Number of Shares (allocated pro rata among such holder and other security holders, as nearly as practicable, on the basis of the number of shares of Registrable Securities and Common Stock or Other Securities requested to be included in such offering by the holder and such other security holders); and

                   (y) if the  registration is for a secondary  offering for any of the Company's securityholders, (i) first, if the registration was requested by other security holders with demand registration

                                       19
              rights, then the shares of Common Stock or Other Securities that such other security holders have requested to be included in such offering which can be sold without exceeding the Maximum Number of Shares; (ii) second, to the extent the Maximum Number of Shares has not been reached under the foregoing clause (i), the shares of Common Stock or Other Securities requested to be included in such registration by other security holders with registration rights granted prior to the date hereof which can be sold without exceeding the Maximum Number of Shares (allocated pro rata among such other security holders, as nearly as practicable, on the basis of the number of shares of Common Stock or Other Securities requested to be included in such offering by such other security holders); and (iii) third, to the extent the Maximum Number of Shares has not been reached under the foregoing clauses (i) and
              (ii), the Registrable Securities and shares of Common Stock or Other Securities requested to be included in such registration by the holder of this Warrant and other security holders with registration rights which can be sold without exceeding the Maximum Number of Shares (allocated pro rata among such holder and other security holders, as nearly as practicable, on the basis of the number of shares of Registrable Securities and Common Stock or Other Securities requested to be included in such offering by the holder and such other security holders).

              9.2. Registration Procedures. If and whenever (x) the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 9.1 or (y) there is a Requesting Holder in connection with any other proposed registration by the Company under the Securities Act, the Company will as expeditiously as possible:

              (a) prepare and file with the Commission the requisite registration statement (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) to effect such registration and use its best efforts to cause such registration statement to become effective, provided that before filing such registration statement or any amendments thereto, the Company will furnish to the counsel selected by the holders of Registrable Securities whose Registrable Securities are to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel, and provided, further, that the Company may discontinue any registration of its securities which are not Registrable Securities at any time prior to the effective date of the registration statement relating thereto;

              (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to maintain the effectiveness of such registration statement and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement and the expiration of 90 days

                                       20
         after such registration statement becomes effective, except with respect to any such registration statement filed pursuant to Rule 415 (or any successor Rule) under the Securities Act, in which case such period shall be 2 years;

              (c) furnish to each seller of Registrable Securities covered by such registration statement and each Requesting Holder such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller may reasonably request;

              (d) use its best efforts to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller thereof and each Requesting Holder shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (d) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

              (e) use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

              (f) furnish to each seller of Registrable Securities and each Requesting Holder a signed counterpart, addressed to such seller (and the underwriters, if any), of

                   (x) an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

                   (y) a  "comfort"  letter,  dated the  effective  date of such registration statement (and, if such registration includes an underwritten Public Offering, dated the date of any closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement (it being understood that such letter, if the cost thereof does not constitute a "Registration Expense", is to be delivered only at the request of,


                                       21
              and at the expense of, any seller of Registrable Securities or Requesting Holder),

covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten Public Offerings of securities and, in the case of the accountants' letter, such other financial matters, as such seller (or the underwriters, if any) may reasonably request;

              (g) immediately notify each seller of such Registrable Securities, and (if requested by any such seller) confirm such advice in writing,
         (w) when the prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective, (x) of any request by the Commission for amendments or supplements to the registration statement or the prospectus or for additional information, (y) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose, and (z) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

              (h) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time;

              (i) immediately notify each holder of Registrable Securities covered by such registration statement and each Requesting Holder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such holder promptly prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

              (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month

                                       22
         after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and not file any amendment or supplement to such registration statement or prospectus to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder, having been furnished with a copy thereof at least five (5) business days prior to the filing thereof;

              (k) provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

              (1) cooperate with the sellers of such Registrable Securities to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold, which securities shall not bear any restrictive legends and shall be in a form eligible for deposit with The Depository Trust Company; and enable such Registrable Securities to be in such denominations and registered in such names as such sellers may request at least two business days prior to any sale of Registrable Securities;

              (m) use its best efforts (x) to cause all such Registrable Securities covered by such registration statement to be listed on a national securities exchange (if such Registrable Securities are not already so listed) and on each additional national securities exchange on which similar securities issued by the Company are then listed, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (y) to secure designation of all such Registrable Securities covered by such registration statement as a NASDAQ "national market system security" within the meaning of Rule llAa2-1 of the Commission or, failing that, secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

              (n) provide a CUSIP number for all Registrable Securities, not later than the effective date of the applicable registration statement; and

              (o) enter into such agreements and take such other actions as the Requisite Holders shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities.

The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such holder and the distribution of such securities as the Company may from time to time reasonably request in writing.

                                       23

              9.3. Underwritten Offerings.

              9.3.1. Incidental Underwritten Offerings. If the Company at any time proposes to register any of its securities under the Securities Act as contemplated by Section 9.1 and such securities are to be distributed by or through one or more underwriters, the Company will, subject to the provisions of
Section 9.1(b), use its best efforts, if requested by any holder of Registrable Securities, to arrange for such underwriters to include the Registrable Securities to be offered and sold by such holder among the securities to be distributed by such underwriters. The holders of Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. No holder of Registrable Securities shall be required to make any representations or warranties to or agreements with the Company or the underwriters other than representations, warranties or agreements regarding such holder and such holder's intended method of distribution and any other representation required by law.

              9.3.2. Holdback Agreements.

                   (x) Each  holder  of  Registrable  Securities  agrees,  if so required by the managing underwriter, not to effect any public sale or distribution of securities of the Company of the same class as the securities included in such Registration Statement, during the seven days prior to the date on which any underwritten registration pursuant to Section 9.1 has become effective and the 90 days thereafter, except as part of such underwritten registration or to the extent that such holder is prohibited by applicable law from agreeing to withhold Registrable Securities from sale or is acting in its capacity as a fiduciary or an investment adviser. Without limiting the scope of the term "fiduciary," a holder shall be deemed to be acting as a fiduciary or an investment adviser if its actions or the Registrable
              Securities proposed to be sold are subject to ERISA, the Investment Company Act of 1940 or the Investment Advisers Act of 1940 or if such Registrable Securities are held in a separate account under applicable insurance law or regulation.

                   (y) The  Company  agrees (i) not to effect any public sale or distribution of its equity securities or securities convertible into or exchangeable or exercisable for any of such securities during the seven (7) days prior to the date on which any underwritten registration pursuant to Section 9.1 has become effective and the 90 days thereafter, except as part of such underwritten registration and except pursuant to registrations on Form S-4 or S-8 or any successor or similar forms thereto, and
              (ii) to cause each holder of its equity securities or of any securities convertible into or exchangeable or exercisable for any

                                       24
              of such securities, in each case purchased from the Company at any time after the date of this Agreement (other than in a Public
              Offering), to agree not to effect any such public sale or distribution of such securities, during such period, except as part of such underwritten registration.

              9.4. Preparation; Reasonable Investigation. In connection with the preparation and filing of each registration statement under the Securities Act, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, each Requesting Holder and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

              9.5. Rights of Requesting Holders. The Company will not file any registration statement under the Securities Act, whether or not pursuant to registration rights granted to other holders of its securities and whether or not for sale for its own account (other than by a registration on Form S-4, S-8 or any successor form thereto), unless it shall first have given to each Person which holds any Registrable Securities issued by the Company at least 30 days' prior written notice thereof. Any such holder who shall so request within 30 days after such notice (a "Requesting Holder") shall have the rights of a Requesting Holder provided in Sections 9.2, 9.4 and 9.6. In addition, if any registration statement refers to any Requesting Holder by name or otherwise as the holder of any securities of the Company, then such holder shall have the right to require (a) the insertion therein of language, in form and substance reasonably satisfactory to such holder, to the effect that, if true, the holding by such holder of such securities does not necessarily make such holder a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as a recommendation by such holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (b) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.

              9.6. Indemnification.

              (a) The Company will, and hereby does, indemnify, to the extent permitted by applicable law, each holder of Registrable Securities and its Affiliates and their respective officers and directors, if any, and each Person, if any, who controls such holder within the meaning of
         Section 15 of the Securities Act, against all losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses (under the Securities Act or common law or otherwise), joint or several, caused by

                                       25
         any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus (and as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities (or proceedings in respect thereof) or expenses are caused by any untrue statement or alleged untrue statement contained in or by any omission or alleged omission from information furnished in writing to the Company by such holder expressly for use therein. If the offering pursuant to any registration statement provided for under this Warrant is made through underwriters, no action or failure to act on the part of such underwriters (whether or not any such underwriter is an Affiliate of any holder of Registrable Securities) shall affect the obligations of the Company to indemnify any holder of Registrable Securities or any other Person pursuant to the preceding sentence. If the offering pursuant to any registration statement provided for under this Agreement is made through underwriters, the Company agrees to enter into an underwriting agreement in customary form with such underwriters and the Company agrees to indemnify such underwriters, their officers and directors, if any, and each Person, if any, who controls such underwriters within the meaning of Section 15 of the Securities Act to the same extent as hereinbefore provided with respect to the indemnification of the holders of Registrable Securities; provided that the Company shall not be required to indemnify any such underwriter, or any officer or director of such underwriter or any Person who controls such underwriter within the meaning of Section 15 of the Securities Act, to the extent that the loss, claim, damage, liability (or proceedings in respect thereof) or expense for which indemnification is claimed results from such underwriter's failure to send or give a copy of the amended or supplemented final prospectus to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such amended or supplemented final prospectus prior to such written confirmation and the underwriter was given notice of the availability of such amended or supplemented final prospectus.

              (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will indemnify, to the extent permitted by applicable law, the Company, its officers and directors and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, liabilities (or proceedings in respect thereof) and expenses resulting from any untrue statement or alleged untrue statement of a material fact or any omission or alleged omission of a material fact required to be stated in the registration statement or prospectus or preliminary prospectus or any amendment thereof or supplement thereto or necessary to make the statements therein not misleading, but only to the extent that such untrue statement is contained in or such omission is from information so furnished in writing by such holder expressly for use therein, provided that such holder's obligations hereunder shall be limited to an amount equal to

                                       26
         the proceeds to such holder of the Registrable Securities sold pursuant to such registration statement.

              (c) Any Person entitled to indemnification under the provisions of this Section 9.6 shall (x) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subdivisions of this Section 9.6, except to the extent that the indemnifying party is actually prejudiced by such failure) and (y) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, permit such indemnifying party to assume the defense of such claim, with counsel reasonably satisfactory to the indemnified party; and if such defense is so assumed, such indemnifying party shall not enter into any settlement without the consent of the indemnified party if such settlement attributes liability to the indemnified party and such indemnifying party shall not be subject to any liability for any settlement made without its consent (which shall not be unreasonably withheld); and any underwriting agreement entered into with respect to any registration statement provided for under this Agreement shall so provide. In the event an indemnifying party shall not be entitled, or elects not, to assume the defense of a claim, such indemnifying party shall not be obligated to pay the fees and expenses of more than one counsel or firm of counsel for all parties indemnified by such indemnifying party in respect of such claim, unless in the reasonable judgment of any such indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties in respect to such claim. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of a participating holder of Registrable Securities, its officers, directors or any Person, if any, who controls such holder as aforesaid, and shall survive the transfer of such securities by such holder.

              (d) If the indemnification provided for in this Section 9.6 shall for any reason be held by a court to be unavailable to an indemnified party under Section 9.6(a) or (b) hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 9.6(a) or (b), the indemnified party and the indemnifying party under Section 9.6(a) or (b) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (x) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or (y) if the allocation provided by clause
         (x) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement, provided, that for purposes of clauses (x) or (y), the relative benefits received by the

                                       27
         prospective sellers shall be deemed not to exceed the amount of proceeds received by such prospective sellers and no holder of Registrable Securities shall be required to contribute any amount in excess of the amount such holder could have been required to pay to an indemnified party if the indemnity under subsection (a) of this Section
         9.6 was available. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such sellers' obligations to contribute as provided in this Section 9.6(d) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

              (e) Indemnification and contribution similar to that specified in the preceding subdivisions of this Section 9.6 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

              (f) An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this
         Section 9.6 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable.

              9.7. Adjustments  Affecting  Registrable  Securities.  The Company
will not effect or permit to occur any combination or subdivision of shares which would materially and adversely affect the ability of the holders of
Registrable   Securities   to  include  such   Registrable   Securities  in  any
registration of its securities contemplated by this Section 9 or the marketability of such Registrable Securities under any such registration.

              9.8. Other Registration of Common Stock. If any shares of the Common Stock required to be reserved for purposes of issuance upon exercise of this Warrant in connection with their sale in a registration pursuant to Section
9.1 require registration with or approval of any governmental authority under any federal or state law (other than the Securities Act) before such shares may be issued upon such exercise, the Company will, at its expense and as expeditiously as possible, use its best efforts to cause such shares to be duly registered or approved, as the case may be.

              9.9. Nominees for Beneficial Owners. For purposes of this Section 9, in the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Section 9 or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Section 9. If the beneficial owner of any Registrable

                                       28

Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

              9.10. Rule 144 and Rule 144A. The Company shall take all actions reasonably necessary to enable holders of Registrable Securities to sell such securities without registration under the Securities Act within the limitation of the provisions of Rule 144 and Rule 144A under the Securities Act, as such rules may be amended from time to time, or any similar rules or regulations hereafter adopted by the Commission, including, without limitation, filing on a timely basis all reports required to be filed pursuant to the Exchange Act.

         10. Availability of Information. The Company will cooperate with each holder of any Restricted Securities in supplying such information as may be necessary for such holder to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Restricted Securities. The Company will furnish to the holder of this Warrant, promptly upon their becoming available, copies of all financial statements, reports, notices and proxy statements sent or made available generally by the Company to its stockholders, and copies of all regular and periodic reports and all registration statements and prospectuses filed by the Company with any securities exchange or with the Commission.

         11. Reservation of Stock, Etc. The Company will at all times reserve and keep available, solely for issuance and delivery upon exercise of this Warrant, the number of shares of Common Stock (or Other Securities) from time to time issuable upon exercise of this Warrant at the time outstanding. All shares of Common Stock (or Other Securities) shall be duly authorized and, when issued upon such exercise, shall be validly issued and, in the case of shares, fully paid and nonassessable, with no liability on the part of the holders thereof.

         12. Listing on Securities Exchange. The Company will (a) list on each national securities exchange on which any Common Stock may at any time be listed, subject to official notice of issuance upon exercise of this Warrant, and will maintain such listing of, all shares of Common Stock from time to time issuable upon exercise of this Warrant or (b) secure and maintain designation of all shares of Common Stock from time to time issuable upon exercise of this Warrant as a NASDAQ "national market system security" within the meaning of Rule llAa2-1 of the Commission or, failing that, secure NASDAQ authorization for such shares of Common Stock.

         13. Ownership, Transfer and Substitution of Warrants.

              13.1. Ownership of Warrants. The Company may treat the person in whose name this Warrant is registered on the register kept at the principal office of the Company as the owner and holder thereof for all purposes,

                                       29
notwithstanding any notice to the contrary, except that, if and when any Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer thereof as the owner of such Warrant for all purposes, notwithstanding any notice to the contrary. Subject to Section 8, a Warrant, if properly assigned, may be exercised by a new holder without first having a new Warrant issued.

              13.2. Transfer and Exchange of Warrants. Upon the surrender of any Warrant, properly endorsed, for registration of transfer or for exchange at the principal office of the Company, the Company at its expense will (subject to compliance with Section 8, if applicable) execute and deliver to or upon the order of the holder thereof a new Warrant or Warrants of like tenor, in denominations of at least 1,000 shares, in the name of such holder or as such holder (upon payment by such holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

              13.3. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction of any Warrant held by a Person other than the Purchaser or any institutional investor, upon delivery of indemnity reasonably satisfactory to the Company in form and amount or, in the case of any such mutilation, upon surrender of such Warrant for cancellation at the principal office of the Company, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         14. Definitions. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

              Acquiring Person: the continuing or surviving corporation or other entity of a consolidation or merger with the Company (if other than the Company), the transferee of substantially all of the properties and assets of the Company, the corporation or other entity consolidating with or merging into the Company in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person or cash or any other property, or, in the case of a capital reorganization or reclassification, the Company.

              Acquisition Price: as applied to the Common Stock, with respect to any transaction to which Section 3 applies, (a) the price per share equal to the greater of the following, determined in each case as of the date immediately preceding the date of consummation of such transaction: (x) the Market Price of the Common Stock and (y) the highest amount of cash plus the Fair Value of the highest amount of securities or other property which the holder of this Warrant would have been entitled as a shareholder to receive upon such consummation if such holder had exercised this Warrant immediately prior thereto, or (b) if a purchase, tender or an exchange offer is made by the Acquiring Person (or by any of its affiliates) to the holders of the Common Stock and such offer is accepted by the holders of more than 50% of the outstanding shares of Common Stock, the greater of (i) the price determined in accordance with the foregoing subdivision
(a), and (ii) the price per share equal to the greater of the following, determined in each case as of the date immediately preceding the acceptance of such offer by the holders of more than 50% of the outstanding shares of Common

                                       30

Stock: (A) the Market Price of the Common Stock and (B) the highest amount of cash plus the Fair Value of the highest amount of securities or other property which the holder of this Warrant would be entitled as a shareholder to receive pursuant to such offer if such holder had exercised this Warrant immediately prior to the expiration of such offer and accepted the same.

              Additional Shares of Common Stock: all shares (including treasury shares) of Common Stock issued or sold (or, pursuant to Section 2.3 or 2.4, deemed to be issued) by the Company after the Initial Date, whether or not subsequently reacquired or retired by the Company, other than (a) shares of Common Stock issued upon the exercise of any Warrants and (b) not more than 3,010,000 shares of Common Stock issued upon the exercise of stock options granted to directors, officers and other employees of the Company pursuant to the DTN Stock Option Plan of 1989, as amended, and the DTN Non-Employee Director Option Plan, as amended, and (c) 75,000 shares of Common Stock issuable upon the exercise of existing warrants.

              Base Price: on any date specified herein, the lesser of (a) the Current Market Price or (b) the Warrant Price.

              Business Day: any day other than a Saturday or a Sunday or a day on which commercial banking institutions in the City of New York are authorized by law to be closed, provided that, in determining the period within which certificates or Warrants are to be issued and delivered pursuant to Section 1.3 at a time when shares of Common Stock (or Other Securities) are listed or admitted to trading on any national securities exchange or in the over-the-counter market and in determining the Market Price of any securities listed or admitted to trading on any national securities exchange or in the over-the-counter market, "Business Day" shall mean any day when the principal exchange in which securities are then listed or admitted to trading is open for trading or, if such securities are traded in the over-the-counter market in the United States, such system is open for trading, and provided, further, that any reference to "days" (unless Business Days are specified) shall mean calendar days.

              Commission: the Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act or the Exchange Act, whichever is the relevant statute for the particular purpose.

              Common Stock: the Company's common stock, par value $.001 per share, as constituted on the date hereof, any stock into which such common stock shall have been changed or any stock resulting from any reclassification of such common stock, and all other stock of any class or classes (however designated) of the Company the holders of which have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference.

              Company:   Data  Transmission  Network  Corporation,   a  Delaware
corporation.

                                       31

              Convertible Securities: any evidences of indebtedness, shares of stock (other than Common Stock) or other securities directly or indirectly convertible into or exchangeable for Additional Shares of Common Stock.

              Current Market Price: on any date specified herein, (a) with respect to Common Stock or to Voting Common Stock (or equivalent equity interests) of an Acquiring Person or its Parent, (x) the average daily Market Price during the period of the most recent 20 consecutive Business Days ending on such date, or (y) if shares of Common Stock or such Voting Common Stock (or equivalent equity interests), as the case may be, are not then listed or admitted to trading on any national securities exchange and if the closing bid and asked prices thereof are not then quoted or published in the over-the-counter market, the Market Price on such date; and (b) with respect to any other securities, the Market Price on such date.

              Exchange Act: the Securities Exchange Act of 1934, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time of determination.

              Fair Value: with respect to any securities or other property, the fair value thereof as of a date which is within 15 days of the date as of which the determination is to be made (a) determined by an agreement between the Company and the Requisite Holders or (b) if the Company and the Requisite Holders fail to agree, determined jointly by an independent investment banking firm retained by the Company and by an independent investment banking firm retained by the Requisite Holders, either of which firms may be an independent investment banking firm regularly retained by the Company or any such holder or
(c) if the Company or such holders shall fail so to retain an independent investment banking firm within five Business Days of the retention of such firm by such holders or the Company, as the case may be, determined solely by the firm so retained or (d) if the firms so retained by the Company and by such holders shall be unable to . reach a joint determination within 15 Business Days of the retention of the last firm so retained, determined by another independent investment banking firm which is not a regular investment banking firm of the Company or any such holder chosen by the first two such firms. Each of the Company and the holders of the Warrants shall be responsible for the fees and expenses of the investment banking firm retained by them under the foregoing clause (b) and shall share equally the fees and expenses of any investment banking firm retained under the foregoing clause (d).

              Initial Date: the meaning specified in Section 2.2.

              Market Price: on any date specified herein, (a) with respect to Common Stock or to Voting Common Stock (or equivalent equity interests) of an Acquiring Person or its Parent, the amount per share equal to (x) the last sale price of shares of such security, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices thereof on such date, in each case as officially reported on the principal national securities exchange on which the same are then listed or admitted to trading, or (y) if no shares of such security are then listed or admitted to trading on any national securities exchange but such security is designated as a

                                       32
national market system security by the NASD, the last trading price of such security on such date, or if such security is not so designated, the average of the reported closing bid and asked prices thereof on such date as shown by the NASDAQ system or, if no shares thereof are then quoted in such system, as published by the National Quotation Bureau, Incorporated or any successor organization, and in either case as reported by any member firm of the New York Stock Exchange selected by the Company, or (z) if no shares of such security are then listed or admitted to trading on any national exchange or designated as a national market system security and if no closing bid and asked prices thereof are then so quoted or published in the over-the-counter market, the higher of
(x) the book value thereof as determined by agreement between the Company and the Requisite Holders, or if the Company and the Requisite Holders fail to agree, by any firm of independent public accountants of recognized standing selected by the Board of Directors of the Company, as of the last day of any month ending within 60 days preceding the date as of which the determination is to be made and (y) the fair value thereof determined in good faith by the Board of Directors of the Company thereof as of a date which is within 15 days of the date as of which the determination is to be made; and (b) with respect to any other securities, the fair value thereof determined in good faith by the Board of Directors of the Company as of a date which is within 15 days of the date as of which the determination is to be made.

              Maximum Number of Shares: the meaning specified in Section 9.1(b).

              Merger Agreement: the meaning specified in the opening paragraphs of this Warrant.

              NASD: the National Association of Securities Dealers.

              NASDAO: the Automated Quotation System of the NASD.

              Options: rights, options or warrants to subscribe for, purchase or otherwise acquire either Additional Shares of Common Stock or Convertible Securities.

              Other Securities: any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or otherwise) which the holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 3 or otherwise.

              Parent: as to any Acquiring Person, any corporation or other Person which (a) controls the Acquiring Person directly or indirectly through one or more intermediaries, (b) is required to include the Acquiring Person in its consolidated financial statements under generally accepted accounting principles and (c) is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries).

                                       33

              Person: an individual, a partnership, limited liability company, an association, a joint venture, a corporation, a business, a trust, an unincorporated organization or a government or any department, agency or subdivision thereof.

              Public Offering: any offering of Common Stock to the public pursuant to an effective registration statement under the Securities Act.

              Registrable Securities: (a) this Warrant, (b) any shares of Common
Stock or Other  Securities  issued or issuable upon exercise of this Warrant and
(c) any securities issued or issuable with respect to any Common Stock or Other Securities referred to in subdivision (b) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (x) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (y) they shall have been sold as permitted under Rule 144 (or any successor provision) under the Securities Act, or (z) they shall have ceased to be outstanding.

              Registration Expenses: all expenses incident to the Company's performance of or compliance with Section 9, including, without limitation, all registration, filing and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating and printing expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance (provided that "Registration Expenses" will not include any "cold comfort" letter requested solely by the holders of Registrable Securities in connection with any registration if the Company shall not have elected or been required by the underwriters with respect to such registration to cause such a letter to be delivered), the reasonable fees and disbursements of a single counsel and single firm of accountants retained by the holders of the Registrable Securities being registered, premiums and other costs of policies of insurance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, provided that, in any case where Registration Expenses are not to be borne by the Company, such expenses shall not include salaries of Company personnel or general overhead expenses of the Company, auditing fees, premiums or other expenses relating to liability insurance required by underwriters of the Company, or other expenses for the preparation of financial statements or other data normally prepared by the Company in the ordinary course of its business or which the Company would have incurred in any event.

              Requesting Holder: the meaning specified in Section 9.5.

              Requisite Holders: the holders of more than 50% of the Registrable Securities issued and outstanding at such time.

                                       34

              Restricted Securities: (a) any Warrants bearing the applicable legend set forth in Section 8.1, (b) any shares of Common Stock (or Other Securities) which have been issued upon the exercise of Warrants and which are evidenced by a certificate or certificates bearing the applicable legend set forth in such Section 8.1, and (c) unless the context otherwise requires, any shares of Common Stock (or Other Securities) which are at the time issuable upon the exercise of Warrants and which, when so issued, will be evidenced by a certificate or certificates bearing the applicable legend set forth in Section 8.1.

              Securities Act: the Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time of determination.

              Subsidiary: any corporation, association or other business entity a majority (by number of votes) of the Voting Common Stock of which is at the time owned by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

              Transfer: unless the context otherwise requires, any sale, assignment, pledge or other disposition of any security, or of any interest therein, which could constitute a "sale" as that term is defined in Section 2(3) of the Securities Act.

              Voting Common Stock: with respect to any corporation, association or other business entity, stock of any class or classes (or equivalent interest) , if the holders of the stock of such class or classes (or equivalent interests) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or persons performing similar functions) of such corporation, association or business entity, even if the right so to vote has been suspended by the happening of such a contingency.

              Warrant Price: the meaning specified in Section 2.1.

              Warrants: the Common Stock Purchase Warrants issued by the Company under the Merger Agreement.

         15. Remedies. The Company stipulates that the remedies at law of the holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

         16. No Rights or Liabilities as Stockholder. Nothing contained in this Warrant shall be construed as conferring upon the holder hereof any voting or other rights as a stockholder of the Company or as imposing any liabilities on such holder to purchase any securities or as a stockholder of the Company,

                                       35
whether such liabilities are asserted by the Company or by creditors or stockholders of the Company or otherwise.

         17. Notices. All notices and other communications under this Warrant shall be in writing and shall be mailed by registered or certified mail, return receipt requested, addressed (a) if to the holder of this Warrant or any holder of any Common Stock (or Other Securities), at the registered address of such holder as set forth in the register kept at the principal office of the Company, or (b) if to the Company, to the attention of its Chief Financial Officer at its principal office, provided that the exercise of any Warrant shall be effected in the manner provided in Section 1.

         18. Expiration; Notice. The Company will give the holder of this Warrant no less than 45 days' nor more than 90 days' notice of the expiration of the right to exercise this Warrant. The right to exercise this Warrant shall expire at 3 P.M., New York City time, December 11, 2005. The registration rights provided in Section 9 shall expire at 3 P.M., New York City time, December 11, 2005 with respect to any shares of Common Stock issued previously to such time upon the exercise hereof.

         19. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. The agreements of the Company contained in this Warrant other than those applicable solely to the Warrants and the holders thereof shall inure to the benefit of and be enforceable by any holder or holders at the time of any Common Stock (or Other Securities) issued upon the exercise of Warrants, whether so expressed or not. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of New York. The section headings in this Warrant are for purposes of convenience only and shall not constitute a part hereof.


                                           DATA TRANSMISSION NETWORK CORPORATION



                                           By: ________________________________
                                           Its: _______________________________




                                       36

                              FORM OF SUBSCRIPTION

(To be executed only upon exercise of Warrant)

To:  _______________________

         The undersigned registered holder of the within Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder, ____________ shares of Common Stock of Data Transmission Network Corporation, a Delaware corporation, and herewith makes payment of $____________ therefor, and requests that the certificates for such shares be issued in the name of ____________________________, and delivered to __________________, whose address is ____________________________.

Dated:  ___________________.



                                      ------------------------------------
                                      (Signature must conform in all respects to the name of holder as specified on the face of this Warrant)

                                      [insert address]

                                       37

                               FORM OF ASSIGNMENT

(To be executed only upon transfer of Warrant)

         For value received, the undersigned registered holder of the within Warrant hereby sells, assigns and transfers unto ____________________________ the right represented by such Warrant to purchase shares of Common Stock of Data Transmission Network Corporation, a Delaware corporation, to which such Warrant relates, and appoints ______________________ Attorney to make such transfer on the books of _________________ maintained for such purpose, with full power of substitution in the premises.

Dated:  _________________.



                                     ------------------------------------
                                     (Signature must conform in all respects to the name of holder as specified on the face of this Warrant)

                                     [insert address]

Signed in the presence of:


----------------------------
                                       38
                                    - 386 -